Exhibit 10.33.4.5.2
EXECUTION COPY
GUARANTOR ACKNOWLEDGEMENT
     THIS GUARANTOR ACKNOWLEDGEMENT dated as of May 22, 2007 (this “Acknowledgment”) executed by each of the undersigned (the “Guarantors”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).
     WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of April 10, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);
     WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of April 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;
     WHEREAS, the Borrower, the Agent and the Lenders are to enter into a Amendment to Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and
     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
     Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.
     Section 2. Governing Law. THIS REAFFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 3. Counterparts. This Reaffirmation may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
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     IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.
ASHFORD HOSPITALITY TRUST, INC.
ASHFORD 1031 GP LLC
ASHFORD 1031 GROUND LESSEE LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD FINANCE SUBSIDIARY II GENERAL
               PARTNER LLC
ASHFORD HHC LLC
ASHFORD HHC II LLC
ASHFORD HHC III LLC
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE GENERAL PARTNER LLC
ASHFORD HOSPITALITY FINANCE GENERAL
               PARTNER LLC
ASHFORD IHC LLC
ASHFORD MEZZ BORROWER LLC
ASHFORD OP GENERAL PARTNER LLC
ASHFORD OP LIMITED PARTNER LLC
BUCKS COUNTY MEMBER LLC
ASHFORD PROPERTIES GENERAL PARTNER LLC
FL/NY GP LLC
By: /S/ DAVID BROOKS
     Name:   David Brooks
     Title:     Vice President
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ASHFORD COVINGTON LP
By:	Ashford Properties General Partner LLC, its general partner
ASHFORD FINANCE SUBSIDIARY II LP
By:	Ashford Finance Subsidiary II General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE LP
By:	Ashford Hospitality Finance Albuquerque General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE LP
By:	Ashford Hospitality Finance General Partner LLC, its general partner
COMMACK NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner
CORAL GABLES FLORIDA HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
FALMOUTH SQUARE INN LIMITED PARTNERSHIP
By:	Ashford Properties General Partner LLC, its general partner
HYANNIS MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
SOUTH YARMOUTH MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
WESTBURY NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner

By:	/S/ DAVID BROOKS
Name: David Brooks
Title: Vice President
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[Guarantor Acknowledgement Signature Page]

ASHFORD TRS CORPORATION
ASHFORD TRS IV LLC
ASHFORD TRS VI CORPORATION
ASHFORD TRS LESSEE LLC
By: /S/ DAVID J. KIMICHIK
     Name:   David J. Kimichik
     Title:     President
[Guarantor Acknowledgement Signature Page]